AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 3rd Quarter 2014

For the periods ended September 30, 2014, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 5, 55, 91, 54, 33 and 43 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the YTD, 1-, and 3-year periods by 21, 45, and 10 basis points, respectively, as shown below.

Performance for periods ended September 30, 2014 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.22%	4.65%	4.87%	2.97%	4.45%	5.05%
HIT Total Net Rate of Return	0.11%	4.31%	4.41%	2.53%	4.00%	4.62%
Barclays Capital Aggregate Bond Index	0.17%	4.10%	3.96%	2.43%	4.12%	4.62%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Heightened geopolitical disruptions in the Middle East, Ukraine, and most recently Hong Kong, along with fears of a global Ebola outbreak, have led investors to seek bond investments as inflation continues to be below targeted levels. Although the U.S. economy seems to be growing at a reasonable pace since the first quarter of the year, most of the Eurozone appears to be heading into a recession and other major economies, such as China, have slowed. Interest rates have fallen across Europe and in Japan. Against this backdrop, and with subdued inflation and widespread geopolitical events unsettling the markets, longer-term U.S. interest rates may not increase significantly for an extended period. Also favorable to the bond market is the recent rise in the U.S. dollar against other major currencies. On an absolute basis, fixed income is having a solid year and the HIT continues to generate strong relative and absolute performance.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -74 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.2% of the index as of September 2014.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -12, -21, -68, and -90 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 93% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate as of September 30.

Negative impacts to the HIT’s performance included:

●
Good performance by Treasuries, the best performing sector with excess returns of 0 and a total return of 34 bps during the quarter. The HIT is underweight this sector with a 6.9% allocation versus 35.5% in the Barclays Aggregate as of September 2014.

●	The portfolio’s overweight to spread-based assets as swap spreads widened for the quarter. Two-, 5-, 7-, and 10-yr spreads widened by 12, 10, 5.5, and 5 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST 2014                       Q3 Highlights

●
Weak performance by agency multifamily mortgage-backed securities as spreads widened to Treasuries. FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificate spreads widened by 20 bps and 15 bps, respectively. Fannie Mae multifamily DUS security spreads also widened across all structures, with the benchmark 10/9.5s increasing by 11 bps and intermediate duration 7/6.5s widening by 10 bps. The HIT had 22.4% of its portfolio invested in DUS securities across various structures as of September 30, 2014, whereas the Barclays Aggregate does not hold DUS securities.

The HIT will continue to manage the portfolio to have higher income and higher credit quality than the benchmark. Given the fact that rates are low and there are widespread expectations that the Fed will raise short-term rates sometime in 2015, the HIT expects to maintain an effectively neutral, but slightly short, duration position versus the benchmark.   However, it is unlikely that long-term interest rates will rise too rapidly due to low inflation and slow global growth.  Most importantly, geopolitical risks continue to loom and require investors to be diversified and liquid.

Fixed income remains an important asset class for diversified portfolios due to low levels of current and expected inflation and the Federal Reserve’s stated data driven approach to monetary tightening. This further supports the view that long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.34%	0	5.34
Agencies	0.13%	-11	4.15
Single family agency MBS (RMBS)	0.18%	-27	5.01
Corporates	-0.08%	-74	7.10
Commercial MBS (CMBS)	-0.23%	-36	4.05
Asset-backed securities (ABS)	0.01%	-5	2.48
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	6/30/2014	9/30/14	Change
3 Month	0.023%	0.018%	-0.005%
6 Month	0.063%	0.033%	-0.030%
1 Year	0.101%	0.099%	-0.003%
2 Year	0.459%	0.569%	0.110%
3 Year	0.868%	1.039%	0.171%
5 Year	1.631%	1.757%	0.127%
7 Year	2.136%	2.204%	0.068%
10 Year	2.531%	2.490%	-0.042%
30 Year	3.360%	3.197%	-0.163%
                Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                                                                 2014 Q3 Highlights

Portfolio Data as of September 30, 2014

Net Assets	$4,787,209,160
Portfolio Effective Duration	5.004 years
Portfolio Average Coupon	3.61%
Portfolio Current Yield	3.57%
Portfolio Yield to Worst	2.84%
Convexity	0.060
Maturity	9.594 years
Average Price	103.89
Number of Holdings	918

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	62.46%
Agency Single-Family MBS	26.35%
U.S. Treasury	6.89%
AAA Private-Label CMBS	2.86%
Cash & Short-Term Securities	1.44%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	26.35%
CMBS – Agency Multifamily*	57.08%
U.S. Treasury Notes/Bonds	6.89%
State Housing Permanent Bonds	5.80%
State Housing Construction Bonds	2.44%
Cash & Short-Term Securities	1.44%
 * Includes multifamily MBS (50.74%), AAA Private-Label CMBS (2.86%), and multifamily Construction MBS (3.49%).

Geographical Distribution of Long-Term Portfolio:2

West	6.88%
Midwest	16.92%
South	2.84%
East	24.87%
National Mortgage Pools	48.49%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST 2014                       Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	1.44%	5-5.99 years	7.55%
0-0.99 years	10.48%	6-6.99 years	8.25%
1-1.99 years	7.25%	7-7.99 years	9.69%
2-2.99 years	12.98%	8-8.99 years	8.01%
3-3.99 years	15.45%	9-9.99 years	4.73%
4-4.99 years	9.84%	Over 10 years	4.33%

Maturity Distribution (based on average life):

0 – 1 year	2.87%
1 – 2.99 years	16.58%
3 – 4.99 years	24.06%
5 – 6.99 years	24.58%
7 – 9.99 years	20.14%
10 – 19.99 years	8.61%
Greater than 20 years	3.16%

Quality Distribution: 3

U.S. Government or Agency	88.87%
AAA	2.86%
AA	4.94%
A	1.89%
Not Rated	0.00%
Cash	1.44%

Bond Sector Distribution: 3,4

MBS	93.01%
Treasury	6.99%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.